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                                  LETTERHEAD

December 11, 1995

Wayne Fortun, President
Hutchinson Technology Incorporated
40 West Highland Park
Hutchinson, MN 55350


     Re: Technology Transfer and Development Agreement


Dear Wayne:

This is an Amendment to the Technology Transfer and Development Agreement ("Agreement") between International Business Machines Corporation ("IBM") and Hutchinson Technology Incorporated ("HTI") executed June 15, 1995.

The Agreement is to be amended as follows:

I. DEFINITION OF INTEGRATED LEAD SUSPENSION

The following sentence is added to the end of Section 1.20 on page 9:

[****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION************************].

II. CONTINUING HTI SUPPORT OF IBM PRODUCTS

The following paragraph is added to the end of Section 2.4 on page 13:

HTI agrees to continue using its best efforts to design and qualify an Integrated Lead Suspension for use in IBM products and to continue to respond to reasonable IBM Integrated Lead Suspension product needs.

III. FREE PROTOTYPES

In line 4 of Section 2.8 on page 15. [****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION************************] is deleted and replaced with [****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION************************].

IV. EXCLUSIVITY

Section 12.3 is amended as follows:

In lines 8-9 of Section 12.3 on page 41, the phrase "[****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION************************] " is deleted and replaced with "[****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION************************]."


Lines 12-45 of Section 12.3 on pages 41-43, beginning with "[****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION************************]" and ending with "[****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION************************]" is deleted and the following lines are inserted in their place:

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[***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION***] shall be comprised of the following phases:

[***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

The above [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] does not apply to HTI delivery of [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

The [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] which may or may not be added to Appendix A shall be determined by an agreement in writing between both parties at a future time. These future [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] will use the same general structure as above [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

V. HTI ROYALTY PAYMENTS TO IBM

In Section 12.5, lines 7-21 on page 45, beginning with "In the event that" and ending with "three year anniversary of the [****CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION************************] unit shipment date." is deleted and the following is inserted in their place:

In addition to the HTI payments to IBM described in Section 7.1, HTI shall make to IBM the following payments within 15 days of each specified date for a total of five and one half million dollars ($5,500,000):

     Five hundred thousand dollars ($500,000) on Jan. 1, 1996;

     One and one half million dollars ($1,500,000) on Jan. 1, 1997;

     One and one half million dollars ($1,500,000) on Jan. 1, 1998;

     Two million dollars ($2,000,000) on Jan. 1, 1999.

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VI. TERMINATION

Section 16.5 is amended as follows:

The phrase "[***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]" in the second paragraph of Section 16.5 on page 53 is deleted and replaced with "[***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]."

The phrase "[***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]" in the third paragraph of Section 16.5 on page 53 is deleted.

The phrase "[***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]" in the third paragraph of Section 16.5 on page 53 is deleted.

VII. APPENDIX A

"Pico Inductive" is added to the list of design categories at the end of the last sentence of Section 1.1 of Appendix A.

The parties agree to modify and amend the Agreement only to the extent set forth in this Amendment. All other terms and conditions of the Agreement shall continue unchanged and remain in full force and effect.

If an inconsistency exists between the terms of the Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

Please indicate your agreement to the changes described in this amendment by signing both originals and returning one original to me at the above address.

Sincerely yours,

INTERNATIONAL BUSINESS
MACHINES CORPORATION

/s/ Ray S. Abu Zayyad
---------------------------------
R. S. Abu Zayyad
V.P., HDD Technology Development & Manufacturing


ACCEPTED AND AGREED TO:

HUTCHINSON TECHNOLOGY INCORPORATED

By: Wayne M. Fortun
    -----------------------------

Title: PRESIDENT
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Date:  December 14, 1995
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